As Amended February 11, 1994
                                                           and November 15, 1996

                              MACROCHEM CORPORATION
                        1984 INCENTIVE STOCK OPTION PLAN

     1. PURPOSE. The purpose of the MacroChem Corporation Incentive Stock Option Plan (hereinafter referred to as the "Plan") is to provide a special incentive to selected key employees of MacroChem Corporation (hereinafter referred to as the "Company") or of any future subsidiary of the Company to improve operations and to increase profits and to encourage such persons to accept or continue employment with the Company or any subsidiary of the Company. Accordingly, the Company will offer to sell shares of common stock of the Company, $0.01 par value, (the "Stock") as hereinafter provided to such employees of the Company or of any subsidiary as are designated in accordance with the provisions of the Plan. For purposes of the Plan, a subsidiary is any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") which shall (a) determine which of the employees of the Company and its subsidiaries shall be granted options; (b) determine the time or times when options shall be granted and the number of shares of stock to be subject to each option; (c) determine the exercise price of the shares subject to each option and the method of payment of such price; (d) determine the times or times when each option becomes exercisable and the duration of the exercise period; (e) prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and change such forms from time to time; (f) adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) interpret the Plan and decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Board of Directors shall be binding on all parties concerned.

     The Board may, in its discretion delegate its powers with respect to the Plan to a Compensation Committee or any other committee (the "Committee"), in which event all references to the Board hereunder shall be deemed to refer to the Committee. The Committee shall consist of at least two directors. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of Committee members. Following registration of the Common Stock of the Company under the Securities Exchange Act of 1934, no person shall serve on the Committee unless he is a non-employee director within the meaning of Rule 16b-3 under that Act.

     3. PARTICIPANTS. The Participants in the Plan shall be key salaried employees of the Company or of any of its subsidiaries.

     4. LIMITATIONS ON GRANTING OF OPTIONS. The granting of options under the Plan shall be subject to the following limitations:

                  (a) PERIOD OF GRANT. No option shall be granted under the Plan after the expiration of 10 years from the earlier of the date on which the Plan is adopted or the date on which it is approved by the shareholders of the Company.

                  (b) QUALIFIED PARTICIPANT. Except as hereinafter provided, no option shall be granted to a Participant if, at the time of the grant, the Participant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its subsidiaries. For purposes of determining a Participant's ownership of stock for purposes of the preceding sentence, the ownership attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code") will apply. The foregoing limitations will not apply if (i) the option price is at least 110 percent of the fair market value of the stock subject to the option at the time it is granted and (ii) the period of the option does not exceed five years from the date of grant.

                  (c) MAXIMUM ANNUAL LIMIT. The aggregate fair market value, determined at the time the option is granted, of the stock for which any Participant may be granted options in any calendar year under the Plan (and under all other incentive stock option plans of the Company and of its subsidiaries) may not exceed the sum of (i) $100,000 plus
         (ii) any unused limit carryover to such year as determined under the applicable provisions of the Code and Treasury Regulations for incentive stock options.

         5. TERMS AND CONDITIONS OF OPTIONS. All options granted under the Plan shall be subject to the following terms and conditions (except as provided in Sections 7 and 8 below) and to such other terms and conditions consistent with the applicable provisions of the Internal Revenue Code and Treasury Regulations for incentive stock options as the Board of Directors shall determine to be appropriate to accomplish the purposes of the Plan.

                  (a) OPTION PRICE. The option price under each option shall be determined by the Board of Directors and shall not be less than 100% of the fair market value per share at the time the option is granted; nor shall the option price be less, in the case of an original issue of authorized stock, than par value. However, if at the time of grant, the Participant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its subsidiaries, the option price shall not be less than 110% of the fair market value of the stock subject to the option.

                  (b) PERIOD OF OPTIONS. An option, by its terms, shall not be exercisable after the expiration of 10 years from the date of grant of such option. However, if at the time of grant, the Participant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its subsidiaries, the option, by its terms, shall not be exercisable after the expiration of 5 years from the date of grant of such option.

                  (c)  EXERCISE OF OPTIONS.

                           (1) Each option shall be made exercisable at such
                  time or times, whether or not in installments, as the Board of Directors shall prescribe at the time the option is granted. In the case of an option not immediately exercisable in full, the Board of Directors may at any time accelerate the time at which all or any part of the option may be exercised. However, every option, by its terms, shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Internal Revenue Code) any incentive stock option previously granted to the Participant to purchase stock in the Company or in a corporation which (at the time of grant of such option) is a parent or subsidiary of the Company, or is a predecessor corporation of any such corporation.

                           (2) A person electing to exercise an option
                  shall give written notice to the Company, as specified by the Board of Directors, of his election and of the number of shares he has elected to purchase, such notice to be accompanied by:

                                    (i)   the instrument evidencing such option;

                                    (ii)  payment for all shares then being
                           purchased thereunder in full in the form of cash, a certified check or cashier's check or, unless the Board otherwise determines at the time an option is granted, through the delivery of shares of Common Stock (duly owned by the Participant and for which the Participant has good title free and clear of any liens and encumbrances which have been held by the Participant for at least six months (or such shorter period as the Board may determine) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or a combination of cash and Common Stock or in such other form as the Board shall designate at the time an option is granted;

                                    (iii) payment in cash or by certified or
                           bank check of an amount equal to all applicable local, state or federal withholding taxes, if any, or such other assurance of the payment to the Company of such amount as shall be satisfactory to the Board of Directors in their sole discretion, including if the Board of Directors so determines in the case of an incentive stock option such provision as the Board deems appropriate for the payment of any withholding taxes that may be due upon a later disposition of the stock acquired upon exercise of the option; and

                                    (iv)  any other documents required by the
                           Board of Directors.

                           (3) A person exercising an option shall execute and
                  deliver to the Company any shareholder's agreement or other agreements which the Board of Directors, in its sole discretion, may require at the time of exercise, and unless and until such agreements have been executed and delivered, the Company shall not be obligated to deliver any shares hereunder.

                  (d) DELIVERY OF STOCK. Stock to be delivered under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Company, as shall be determined by the Board. The Board and the proper officers of the Company shall take any appropriate action required for such delivery. The Company shall not be obligated to deliver any shares unless and until in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, in the event the Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that the person agree that any sale of the shares will be made only on the stock exchange or in such other manner as is permitted by the Board and that he will notify the Company when he makes any disposition of the shares whether by sale, gift or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the person exercising the option shall take any action reasonably requested by the Company in such connection. A person exercising an option shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

                  (e) NONTRANSFERABILITY OF OPTIONS. Each option, by its terms, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the option shall be exercisable only by him.

                  (f) TERMINATION OF EMPLOYMENT. Except as otherwise provided in subparagraphs (g) and (h) below, if the employment of a Participant terminates for any reason, his option shall expire immediately and he shall not be entitled to purchase any shares.

                  (g) DISABILITY AND RETIREMENT. In the event of termination of employment as a result of disability within the meaning of section 105(d)(4) of the Internal Revenue Code, retirement on or after age 65, or retirement on or after age 55 after 10 years of continuous employment by the Company, that portion of a Participant's option that was exercisable immediately prior to termination will continue to be exercisable for the original term of the option, and that portion of the option that was not exercisable immediately prior to termination will expire, unless otherwise determined by the Board of Directors.

                  (h) DEATH. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within ninety days after his death such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option shall expire at the end of such period. In no event, however, may any option be exercised after the expiration of the option period. If any notice of election to exercise an option is given by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver shares pursuant to such exercise unless and until the Company is satisfied that the person or persons giving such notice is or are entitled to exercise the option and unless and until the persons have executed and delivered any other agreements or documents which the Board of Directors may require.

     6. REPLACEMENT OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of another corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of property or stock of another corporation.

     7. MAXIMUM NUMBER OF SHARES. Subject to adjustment as provided in Section 8 of the Plan, the number of shares of the Stock of the Company which may be delivered under the Plan shall not exceed 2,000,000 in the aggregate. To the extent that any options granted under the Plan shall lapse or be terminated, the shares with respect to which the option has lapsed or been terminated shall thereafter be available for option under the Plan, within the limit specified above. The maximum number of shares (subject to adjustment as provided in Section 8) for which options may be granted to any individual during the term of the Plan is 160,000 shares. The preceding sentence shall be construed consistent with the regulations under Section 162(m) of the Code.

     8. CHANGES IN STOCK. In the event of a stock dividend, split-up or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to options then outstanding, the maximum number of shares or securities which may be issued or sold under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert or in the event of the sale or transfer of substantially all the Company's assets or a complete liquidation of the Company, all outstanding options shall thereupon terminate, provided that the Board of Directors may, in its discretion, make all outstanding options immediately exercisable or arrange to have any surviving corporation grant replacement options to the Participants.

     9. EMPLOYMENT RIGHTS. The adoption of the Plan does not confer upon any employee of the Company or a subsidiary any right to continued employment with the Company or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any of its employees at any time.

     10. AMENDMENTS. The Board of Directors may at any time discontinue granting options under the Plan and may at any time amend the Plan or any outstanding options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided, however, that (except to the extent required or permitted under Sections 7 or 8) no amendments shall, without the approval of the shareholders of the Company (a) increase the maximum number of shares available under the Plan, (b) change the class of employees eligible for options, (c) reduce the minimum option price of options thereafter to be granted below the price provided for in Section 5(a), (d) reduce the option price of outstanding options, (e) extend the time within which options may be granted,
(f) extend the period of an outstanding option beyond ten years from the date of grant, (g) alter the restriction on exercising subsequent incentive stock options which is contained in Section 5(c)(1) or (h) alter the maximum annual limit of option grants contained in Section 4(c), and no such amendment shall adversely affect the rights of any Participant (without his consent) under any option theretofore granted.

     11. EFFECTIVE DATE. The Plan shall become effective as of April 1, 1984, subject to the approval of the Board of Directors and subject to the vote of the holders of at least a majority of the shares of the outstanding voting stock of the Company.